SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 2002


                               BSD SOFTWARE, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



          Florida                        0-27075                 31-1586472
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                  File No.)            Identification No.)


                 433 Plaza Real, Suite 275, Boca Raton, FL 33432
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (561) 962-4194
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Item 1.  Changes in Control of Registrant

         BSD Software, Inc (the "Company"), entered into a Share Exchange Agreement, dated October 23, 2002 (the "Agreement"), among the Company, Triton Global Business Services, Inc., a Canadian corporation ("Triton"), and four stockholders of Triton (the "Shareholders"). The Shareholders owned approximately 90% of the outstanding shares of common stock (the "Triton Common Stock") of Triton.

         Pursuant to the Agreement, as of November 4, 2002, the Shareholders exchanged all of their shares of Triton Common Stock for an aggregate of 26,613,891 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company. In addition, an aggregate of 1,615,760 shares of Common Stock were issued to certain persons, principally shareholders of the Company who owned Common Stock prior to the share exchange contemplated by the Agreement. As a result, Triton became a majority-owned subsidiary of the Company and the Shareholders became the holders of 88.3% of the 30,123,251 shares of Common Stock which were then issued and outstanding.

         In connection with the share exchange, Jeffrey Spanier, the President and sole employee and director of the Company, surrendered 4,000,000 shares of Common Stock, constituting 67.9% of the Common Stock which was issued and outstanding prior to the share exchange.

         The holders of the remaining 10% of Triton Common Stock will be offered the opportunity to exchange their shares for up to an additional 2,470,349 shares of Common Stock, on the same terms as set forth in the Agreement. As a result, after such additional exchange a total of 32,593,600 shares of Common Stock will be issued and outstanding, of which 29,084,240 shares will have been issued to the former shareholders of Triton and the former shareholders of Triton will own 89.2% of the issued and outstanding Common Stock. In connection with the contemplated additional exchange of shares, the Shareholders have agreed to return to the Company for cancellation, on a pro rata basis, that number of shares of Common Stock as may be necessary such that when all shares of Triton Common Stock are exchanged, the total number of shares of Common Stock outstanding shall equal 32,593,600 shares plus any issuances of Common Stock after November 4, 2002.

         The number of shares issued and to be issued to the shareholders of Triton in connection with the share exchange was based upon a determination by the Board of Directors of the Company that the transaction was in the best interest of the Company. For accounting purposes, the transaction has been treated as a recapitalization of Triton, with Triton being treated as the acquiror ("reverse acquisition").

         In connection with the Agreement, in exchange for their shares of Triton Common Stock, the four Stockholders were issued shares of Common Stock as set forth below, and therefore a change of control of the Company has taken place:

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--------------------------------------------------------------------------------
                                                                 % of Issued and
Name of Stockholder            Shares of Common Stock            Outstanding (1)
--------------------------------------------------------------------------------
Guy Fietz                             9,140,291                       30.3
--------------------------------------------------------------------------------
Trans Research                        8,168,620                       27.1
International Trust
--------------------------------------------------------------------------------
Suntzu Trust                          7,328,701                       24.3
--------------------------------------------------------------------------------
Merlexis Trust                        1,976,279                        6.6
--------------------------------------------------------------------------------
         1. Based upon 30,123,251 shares of Common Stock issued and outstanding upon the exchange of all of the Triton Common
                  Stock owned by the four Shareholders.

Item 2.  Acquisition or Disposition of Assets

         The Company acquired the shares of Triton Common Stock in consideration of shares of Common Stock. Through its wholly-owned subsidiary, Triton Global Communications, Inc. ("Triton Global"), Triton is a provider of billing, clearinghouse and information management services to the telecommunications industry.

         As contemplated by the Agreement, effective November 4, 2002, Jeffrey Spanier resigned as the President of the Company and remained a member of the Board of Directors of the Company. Guy Fietz became President of the Company and was appointed to the Board of Directors. In addition, Jerry Chang, a member of the State of Hawaii's House of Representatives, will be appointed to the Company's Board of Directors and Mr. Spanier will resign as a Director, each effective 10 days after transmittal of an Information Statement on Schedule 14F-1 to the stockholders of the Company.

         Also as of November 4, 2002, Robert Treumann succeeded Guy Fietz as President of Triton Global. Mr. Fietz assumed the position of Chief Executive Officer of Triton Global.

         The foregoing information with respect to the Agreement is qualified in its entirety by reference to the Agreement and a letter amendment thereto, copies of which are attached as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a. It is currently impractical for the Company to file the required financial statements for the transaction described in Items 1 and 2 of this Current Report on Form 8-K. The Company intends to file such financial statements within 60 days of the filing of this Report;

         b. It is currently impractical for the Company to file the required pro forma financial statements for the transaction described in Items 1 and 2 of this Current Report on Form 8-K. The Company intends to file such pro forma financial statements within 60 days of the filing of this Report;

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

         c.       Attached hereto as Exhibit 2.1 is a copy of the Agreement;

         d. Attached hereto as Exhibit 2.2 is a letter amendment to the Agreement;

         e. Attached hereto as Exhibit 99.1 is a copy of the Press Release relating to the initial closing under the Agreement; and

         f. Attached here as Exhibit 99.2 is a copy of a Press Release relating to the appointment of Robert Treumann as the President of Triton Global.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BSD SOFTWARE, INC.

                                            By: /s/ GUY FIETZ
                                            --------------------------------
November 6, 2002                            Guy Fietz, President


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